Exhibit 99.1

PTG - 300 Opportunity Update Dinesh V. Patel, PhD President & CEO 1 September 11, 2020

2 Forward Looking Statements This presentation contains forward - looking statements of Protagonist Therapeutics, Inc . (Protagonist) that involve substantial risks and uncertainties . All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, our capital resources, business strategy, prospective products, potential market for our products, availability of funding, enrollment in our clinical trials, clinical trial results, product approvals and regulatory pathways, timing and likelihood of success, plans, objectives and opinions of management regarding future operations, future results of current and anticipated products and our potential receipt of milestone payments and royalties under our Exclusive License and Collaboration Agreement with Janssen Biotech, Inc . , are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially” “predict,” “should,” “will” or the negative of these terms or other similar expressions . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements, these risk and uncertainties include, among other things the success, cost and timing of our product development activities and clinical trials ; our expectations about the timing of achieving regulatory approval and the cost of our development programs ; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of product candidates ; the commercialization of our product candidates, if approved ; our plans to research, develop and commercialize our product candidates ; our ability to attract collaborators with development, regulatory and commercialization expertise ; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates ; future agreements with third parties in connection with the commercialization of our product candidates ; our ability to maintain, expand, protect and enforce our intellectual property portfolio ; our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property rights of third parties ; the size and growth potential of the markets for our product candidates, and our ability to serve those markets ; the rate and degree of market acceptance of our product candidates ; regulatory developments in the United States and foreign countries ; our ability to contract with third - party suppliers and manufacturers and their ability to perform adequately ; the success of competing therapies that are or may become available ; and our ability to attract and retain key scientific or management personnel . Protagonist discusses many of these risks and uncertainties in detail under the heading “Risk Factors” contained in our most recent periodic reports on Forms 10 - K and 10 - Q, which are filed with the Securities and Exchange Commission . These risks are not exhaustive . New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward - looking statements . Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward - looking statements as predictions of future events . The events and circumstances reflected in our forward - looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward - looking statements . Except as required by applicable law, we undertake no obligation to publicly update or revise any forward - looking statements contained herein after the date of this presentation, whether as a result of any new information, future events, changed circumstances or otherwise . This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U . S . Food and Drug Administration (FDA) . They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated . The trademarks included herein are the property of the owners thereof and are used for reference purposes only . Such use should not be construed as an endorsement of such products . Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Protagonist or any director, employee, agent or advisor of Protagonist . This presentation does not purport to be all inclusive or to contain all the information you may desire .

Protagonist Therapeutics: Peptide Based Innovative Medicine

Clinical Proof-of-Concept Studies in Four Different Indications

- Three clinical assets
  - De novo discovery using peptide technology platform
  - Multi billion-dollar portfolio potential
- Four Clinical PoC studies
  - **PTG-300:**
    - PV as the 1st proposed indication for pivotal
    - HH Ph2 study under progress *
  - **PTG-200:** Ph2 Crohn's study ongoing*
  - **PN-943:** Ph2 UC study sites activated*

    **COVID-19 related delays*
- Well financed through mid-2023
  - End of 2Q20 ~$209M

Peptide Technology Platform

ASSETS	PRECLINICAL	PHASE 1	PHASE 2
PTG-300 Hepcidin Mimetic (s.c.)	Polycythemia Vera (PV)		
	Hereditary Hemochromatosis (HH)		
PTG-200 IL-23R Antagonist (oral)	Crohn's Disease		
PN-943 $\alpha 4\beta 7$-Integrin Antagonist (oral)	Ulcerative Colitis (UC)		

Protagonist Therapeutics

3

PTG - 300 Opportunity Update • Significant unmet need in Polycythemia Vera (PV) • Continued progress with PTG - 300 in expanded Ph 2 POC study • Building a hepcidin mimetic franchise 4 Key Messages

Agenda 5 Agenda Overview/Introductions Dinesh Patel, PhD • President & CEO Suneel Gupta, PhD • Chief Development Officer Polycythemia Vera Disease and Current Treatments Ron Hoffman, MD • Director of the Myeloproliferative Diseases Program • The Icahn School of Medicine at Mount Sinai Introduction to Symphony Data Tracy Woody • Executive Vice President, Corporate Strategy Symphony Patient Journey Data - Unmet Needs in PV Srdan Verstovsek , MD, PhD • Director, Hanns A. Pielenz Clinical Research Center for Myeloproliferative Neoplasms • MD Anderson Cancer Center PV Market Opportunity Tracy Woody PTG - 300 Update Sam Saks, MD • Chief Medical Officer PTG - 300 Mechanism and Future Directions David Liu, PhD • Chief Scientific Officer, Head of R&D Panel Q&A Protagonist Team, Ron Hoffman, MD, Srdan Verstovsek , MD, PhD Conclusions Dinesh Patel, PhD

Polycythemia Vera Treatment Ron Hoffman, MD Icahn School of Medicine at Mount Sinai 6

What is Polycythemia Vera? • Polycythemia Vera (PV) is a specific type of myeloproliferative neoplasm primarily characterized by the overproduction of red blood cells – PV is typically caused by Janus Kinase 2 (JAK2) mutation – Although the JAK2 mutation drives increases in all cell types, the greatest increase is in the production of red blood cells (RBCs) • Serious chronic condition – Diagnosed most commonly in individuals 50 - 70 years of age – Median survival ~20 years – May progress to myelofibrosis or leukemia • Elevated hematocrit is a hallmark of the disease – Patients are at higher risk of thrombotic events 7

Diagnosis and Treatment Goals of Polycythemia Vera • Elevated hematocrit or a thrombotic event often initiates the diagnosis – Followed by blood test to confirm the presence of a JAK2 mutation • Thrombotic events such as stroke and heart attack present the greatest risk to PV patients – Patients are stratified to low or high risk depending on age and prior thrombotic events • Treatment goal is to control hematocrit level to reduce risk of thrombotic events • Significant evidence that maintaining hematocrit level below 45% is critical to minimizing thrombosis, CV events, and death • In most patients clinically meaningful high WBC and platelets are not present – Splenomegaly is a late feature of the disease and infrequently symptomatic 8

9 Goal of PV Treatment: Keep HcT <45% • NCCN Guidelines call for maintaining patient’s hematocrit below 45% 1 • Maintaining hematocrit < 45% reduces risk of stroke, myocardial infarction and death compared to maintaining hematocrit 45% to 50% 2 Low Risk < 60 years No thrombotic events High Risk > 60 years +/ - Past thrombotic events Phlebotomy Poor HcT control & Increase in Symptoms HcT Controlled <45% Hydroxyurea (HU) +/ - phlebotomy Jakafi Busulfan Continue Phlebotomy Poor HcT Control & Symptoms HcT Controlled <45% Continue Hydroxyurea Interferon 1 NCCN Guidelines: Myeloproliferative Neoplasms v 2.2018; 2 Marchioli, R. et al., N Engl J Med. 2013

CYTO - PV Study • Patients randomized to < 45% (Low) or 45 – 50% (High) • At a median of 31 months, 9.8% of the High HcT group met the primary endpoint vs 2.7% in the Low HcT group • Patients with hematocrit between 45 - 50% were ~4 times more likely to die from cardiovascular causes or major thrombotic events 0 6 12 18 24 30 36 42 48 0.85 0.90 0.95 1.00 Months P r o b a b i l i t y o f R e m a i n i n g E v e n t - f r e e Low HCT (<45%) High HCT (45%-50%) 10 Death from CV or Major Thrombotic Events Endpoint Marchioli , R. et al., N Engl J Med. 2013

Treatment of PV • Phlebotomy is the standard - of - care treatment for low risk PV patients – Low risk patients who require frequent phlebotomies (more than ~5 - 6 in one year) to keep their HcT below 45% also receive cytoreductive therapy in addition to phlebotomy – Also used in high risk patients who have incomplete response to cytoreductive therapy • Patients go to the clinic to have a unit of blood removed by venesection, removing whole blood and thereby reducing overall RBC count • Effective in part by depleting iron stores and thereby restricting iron availability for erythropoiesis • Increased phlebotomy burden is often a sign that pharmacological interventions are not working properly • Newly diagnosed PV patients often receive a greater number of phlebotomies than those with a longer history of the disease 11 Therapeutic Phlebotomy McMullin, Br J Haematol , 2019, Grunwald, Clin Lymphoma Myeloma Leuk , 2018, Tefferi , Blood Cancer J, 2019

Treatment Challenges

Therapeutic Phlebotomy

- Phlebotomy works in part by removing iron
  - 95% of PV patients are iron deficient at diagnosis with iron deficiency worsening after repeated and/or frequent phlebotomies.
  - Symptoms include: cognitive impairment, debilitating fatigue, decreased physical performance, decreased muscle function
- Hematocrit levels fluctuate between phlebotomies and it can be difficult for patients and physicians to consistently control hematocrit to guidelines
  - PV patients see their physicians 6 times annually 40% had PTB 6 or more times annually[1]
  - PV patients in the REVEAL[2] study, (an observational study of patients with PV in the US) continued to receive phlebotomies at an average rate of ~8 phlebotomies per year
  - Many PV patients (~50%) report that phlebotomy has posed a burden to their overall QOL, including anxiety from having to manage their HcT to <45%

Protagonist Therapeutics

[1]*MPN Landmark Study, Boccia 2017;* [2]*REVEAL Grunwald 2018*

12

Treatment of PV

Cytoreductive Agents-Hydroxyurea, Interferon, Busulfan

- Although never studied in randomized clinical trials HU is first-line treatment for PV
- Cytoreductive agents like hydroxyurea work through progenitor cells and reduce all blood cell types indiscriminately (RBC's, WBCs and platelets)
- High risk patients are started on phlebotomy and cytoreductive therapy which is most often hydroxyurea (HU) 500 mg QD as a first line
- Interferon is a biological agent injected once every 2-4 weeks
- FDA recently accepted a BLA for ropeginterferon alfa-2b for PV patients in the absence of symptomatic splenomegaly
- Busulfan is sometimes used in elderly subjects with a limited life expectancy (aged >70)

Protagonist Therapeutics

Gisslinger et.al. Lancet Haematol. 2020;7(3):e196-e208

13

Treatment Challenges • Cytoreductive therapies reduce all cells and this can lead to thrombocytopenia and bleeding disorders • The main side effects of HU include bone marrow suppression, low red cell, white cell and platelet counts, hair loss, nausea, vomiting, diarrhea, mucocutaneous ulcers and anorexia • NCCN guidelines recommend use only in high risk patients due to the lack of solid demonstration of thrombosis prevention or survival advantage • Up to 20% to 25% of patients do not respond well or are intolerant of hydroxyurea and require a different therapy • Patients who are taking HU and receiving 3 or more phlebotomies annually experience poor outcomes 1 • Interferon side effects can include low - grade fevers, night sweats, flu - type symptoms, long - term myelosuppression, hair loss, autoimmune diseases, and depression – Slow onset of action – One - third of patients discontinue within one year because of side effects 14 Cytoreductive Agents - Hydroxyurea, Interferon, Busulfan 1 Alberto et al, 2014 British Journal of Haematology

Treatment of PV • Ruxolitinib inhibits Janus kinase 2 (JAK 2), a non - receptor tyrosine kinase involved in the production of red blood cells • Indicated in PV for adults who have an inadequate response, or intolerant to hydroxyurea • In Phase 3, a signicantly greater proportion of ruxolitnib patients achieved a reduction in phlebotomy and splenomegaly, as compared to best - available - therapy which included phlebotomy and/or hydroxyurea • Most often used in a subset of advanced PV patients who have inadequate disease control despite treatment with high doses of hydroxyurea and with splenomegaly – Clinically relevant splenomegaly in selected group of patients • Often used for symptomatic patients with pruritus, night sweats, early satiety • Appropriate for symptomatic and/or persistent splenomegaly and patients resistant, refractory to HU, rIFN α 15 Jakafi ( ruxolitinib ) Incyte website, CYTO - PV study

Treatment Challenges • Indicated only in adults who have had an inadequate response to or are intolerant to hydroxyurea • Most common hematological adverse events in ruxolitinib group in phase 2 trial – Grade 1 anemia - 53 % of patients – Thrombocytopenia - 27 % of patients • Most frequent non - hematological adverse events in ruxolitinib (n = 110) vs. best - available therapy (n = 111) groups over 32 weeks – Headache (16.4 vs. 18.9 % of patients) – Diarrhea (14.5 vs. 7.2%) – Fatigue (14.5 vs. 15.3%) – Pruritus (13.6 vs. 22.5%) 16 Jakafi ( ruxolitinib ) Incyte website, CYTO - PV study

Conclusions • Physician and patient treatment management goal is to decrease thrombotic events by maintaining HcT below 45% • Phlebotomy alone or in combination with cytoreductive therapy is the most common treatment • Frequent phlebotomy can often lead to iron deficiency symptoms including cognitive impairment, debilitating fatigue, decreased physical performance, decreased muscle function • Up to 20% to 25% of patients do not respond well or are intolerant of hydroxyurea • Jakafi used in a subset of patients who have an inadequate response to hydroxyurea and with patients who have splenomegaly • A new non - cytoreductive treatment option may address some of the unmet needs in PV, including the potential to consistently maintain hematocrit below 45% by specifically limiting erythropoietic activity while reversing iron deficiency associated with phlebotomies 17

Introduction to Symphony Data Tracy Woody EVP, Corporate Strategy 18

Patient Journey Objectives • Gain a sense of how patients are treated following a diagnosis of PV • Better understand how current therapies are used to manage PV patients vs. guidelines – Phlebotomy – Cytoreductive therapies – Combination treatment • Determine if patients HcT was being adequately controlled with current treatments • Gain insight into how providers are making treatment decisions and changing treatments as they manage PV • Evaluate thrombotic risk in patients pre and post treatment 19 Understanding the Treatment for PV Patients

Symphony Health Claims Overview • PV is managed by a combination of phlebotomy, prescription medications, and lab results • To optimally address the unmet need in PV all of these therapies need to be analyzed over a period of time • The Symphony data includes de - identified, patient linked prescription, professional and institutional healthcare claims from the U.S. • The data looks at over 280 million patients with history back to 2003 and is representative of patient and practitioner demographics • Prescription claim data is sourced from retail and specialty pharmacies as well as claims processors and includes prescription medications such as hydroxyurea and interferons 20

Methodology and Patient Cohorts • Patients with two confirmed diagnosis and receiving treatment over 2 - year period • A minimum of 2 HcT test post treatment initiation • Representative of treated PV population Symphony Patient Journey, August 2020 Post - Stability 28,306 pts. > 2 HcT 4,264 pts. 21

22 Protagonist Therapeutics PV: Patient Analytics Srdan Verstovsek , MD, PhD MD Anderson Cancer Center

Introduction 23 1 Verstovsek, S. et al, Blood (2019) 134 (Supplement_1): 1659. • Opportunity to evaluate data from a large population of patients to assess real world treatment patterns • Similar approach as Optum database study that also uncovered treatment gaps 1 • Diagnosis via ICD - 10; all patients were receiving therapy over the course of the two - year study • Lab data provides insight into how HcT is being managed • Provides information relevant to risk of thrombotic events • Allows us to determine opportunities for improvement

Patient Demographics and Risk Stratification 24 All Treated Patients (n = 28,306) Total Treated Patients 30% 5% 15% 51% Age < 60 and No Prior Thrombotic Event Age < 60 and Prior Thrombotic Event Age >=60 and Prior Thrombotic Event Age >=60 and No Prior Thrombotic Event Risk Stratification • Median patient age was 65, with 66% of study population age 60 or over • ~70% of patients in sample were high risk category – History of thrombosis and/or age over 60 at diagnosis Symphony Patient Journey, August 2020

Treatments Over Two - Year Period • 67% of patients started with phlebotomy alone regardless of risk • 77% of phlebotomy patients did not change treatments over the course of two years 25 All Treated Patients (n = 28,306) Treatment Initiation Treatment Change 1 67% PTB, 18,942 25%, HU, 7,202 7%, PTB+HU, 1,967 77%, No Change, 14,597 14%, HU, 2,743 8%, PTB+HU, 1,443 78%, No Change, 5,638 12%, PTB+HU, 869 8%, PTB, 556 68%, No Change, 1,339 30%, PTB, 599 Symphony Patient Journey, August 2020

Treatments Over Two - Year Period • Although considered high risk, 60% patients still started with phlebotomy alone • The majority (73%) did not change treatments over the course of two years 26 High Risk Patients (n= 19,933) Treatment Initiation Treatment Change 1 73%, No Change, 8,717 17%, HU, 2,060 9%, PTB+HU, 1,123 80%, No Change, 4,853 11%, PTB+HU, 697 7%, PTB, 422 70%, No Change, 1,201 29%, PTB, 497 60% PTB, 11,988 31%, HU, 6,086 9%, PTB+HU, 1,716 Symphony Patient Journey, August 2020

Hematocrit not Being Managed According to Guidelines • Poor control of HcT is evident by almost half of patients having HcT above 50% at least once during observation period • Only 22% had all HcT tests below 45%, an optimal result Treated Patients with ≥2 HcT Tests (n = 4,264) 27 *Patient HcT groups are mutually exclusive 22% 29% 49% 0% 10% 20% 30% 40% 50% 60% All HcT Tests Under 45% HcT Tests Under 50% HcT Tests Above 50% At least 1 HcT test received is above 50% No HcT tests received are above 50% Every HcT test a patient receives is below 45% Population Breakdown by HcT Test Value Category* Patient Group Symphony Patient Journey, August 2020

Treatment Challenges with Phlebotomy • 17% of patients treated with phlebotomy alone had ≥6 phlebotomies a year • 42 % of phlebotomy treated patients with 6 or more annual phlebotomies still h ad all HcT levels above 45% 28 HcT Distribution – PTB Only with ≥6 Annualized PTB Phlebotomy Count Distribution for PTB Only (n=2,213) Symphony Patient Journey, August 2020 17% , 382 24% , 521 35% , 769 24% , 541 0 500 1,000 >=6 >=4 to <6 >=2 to <4 <2 Patient Count Annualized PTB Count 13% 5% 21% 12% 7% 42% always < 45 less than 30% >=45 30% >= 45 60% >= 45 80% >= 45 always >= 45

• 44% of patients treated with HU + phlebotomy had ≥4 or more phlebotomies a year • 19% on combination who had ≥ 4 phlebotomies still had all HcT tests above 45% 29 HcT Distribution – PTB + HU with ≥4 Annualized PTB Phlebotomy Count Distribution for PTB + HU (n = 474) Treatment Challenges with Hydroxyurea + Phlebotomy Symphony Patient Journey, August 2020 44% , 207 32% , 151 24% , 116 0 250 500 >=4 2 to <4 <2 Patient Count Annualized PTB Count 29% 11% 27% 11% 3% 19% always < 45 less than 30% >=45 30% >= 45 60% >= 45 80% >= 45 always >= 45

Thrombotic Events in PV Patients 30 All Treated Patients (n = 28,306) Risk Group Total Patient Count Patient with TE Post Treatment Initiation* % of TE n n % Low Risk Patients Age < 60 and No Prior TE 8,373 629 8% High Risk Patients All High - Risk Patients 19,933 3,920 20% Patients with no Prior TE 14,346 1,688 12% Patients with Prior TE 5,587 2,232 40% Thrombotic events are evaluated from treatment initiation through Mar 2020. Median look - forward period is 808 days. • Of patients with a prior thrombotic event, 40% had at least another one while on treatment • Of patients without prior thrombosis, 10% had at least one thrombotic event during treatment Symphony Patient Journey, August 2020

Conclusions • Despite advancements made in the field of PV there is opportunity for significant improvement • New differentiated interventions are potential part of better treatment solutions • Hematocrit is a central theme in the treatment of PV with the goal of maintaining patients below 45% to reduce the risk of thrombotic events • Many patients that are managed with phlebotomy alone may have unsatisfactory control of HcT • Many patients managed with hydroxyurea do not achieve the optimal therapeutic goal of HcT below 45% all the time without the use of phlebotomy • Maintaining HcT below 45% is key to preventing thrombotic events 31

32 Market Opportunity Tracy Woody EVP, Corporate Strategy

PTG – 300 Market Opportunity for PV • There are approximately 160,000 people in the United States living with PV 1 • Growing market with an average of 14,000 new patients diagnosed annually • Majority of diagnosed patients are treated – PV patients on average see their physician 6 times annually – Estimated that less than 10% patients do not receive therapy • Median survival in PV approaches or can exceed 20 years • Jakafi is the only product approved by the FDA in PV • PTG - 300 is the only non - cytoreductive agent in clinical development 33 Growing Orphan Market 1 Mehta et al, Leuk . Lymphoma. 2014

PV Treatment Regimens • Predominant treatment is phlebotomy • Hydroxyurea is most commonly used cytoreductive agent • Combination of phlebotomy and hydroxyurea commonly used to control HcT 34 Symphony Treated Patients 2018 - 2019 Treatments at End of Two - Year Index Period Symphony Patient Journey Data 2020 Phlebotomy Hydroxyurea Hydroxyurea + Phlebotomy Other All Treated Patients (n = 28,306) 56% 30% 13% 2%

Polycythemia Vera Newly Diagnosed Patients 12,524 15,421 14,649 14,601 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 2016 2017 2018 2019 35 Symphony Research 2020

Hydroxyurea Prescriptions 14,569 15,119 15,700 16,351 82,197 84,335 86,600 87,132 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 2016 2017 2018 2019 Unique HU PV Patients Total HU Rx's • Overall prescriptions relatively flat over the past three years with a ~ 3% increase • Patient Journey data suggests a reluctance to use HU broadly despite guidelines 36 Symphony Patient Journey Data 2020

Jakafi Growth Strongest in Polycythemia Vera 1,800 2,800 3,800 5,000 5,800 6,300 7,000 7,800 100 300 500 1,800 2,500 3,800 4,000 5,000 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 Q3 2012 Q3 2013 Q3 2014 Q3 2015 Q3 2016 Q3 2017 Q3 2018 Q3 2019 Jakafi Total Patients on Therapy Myelofibrosis PV 37 Myelofibrosis 5% YoY growth in total patients PV 14% YoY growth in total patients Incyte Corporate Update

Jakafi Focused Effort Generates Meaningful Revenue • 2019 US sales approximately $700 million in PV alone – Approximately 5,000 patients in 2019 – Roughly 5% of US treated patients • Concentrated physician target of 15,000 Heme/ Oncs that can be reached with small sales force • Patients average 6 visits annually 38 Myelofibrosis 61% PV 39% Myelofibrosis PV

39 Current Treatment Paradigm Phlebotomy • Patients report a burden to their QOL • Patients report managing HcT can cause stress & anxiety 1 • Frequency can lead to iron deficiency Phlebotomy +/ - HU or Interferon • Difficult side - effect profile • Some patients reluctant to use chemotherapeutic agents • Not recommended for women of child - bearing years or younger patients Jakafi +/ - HU or Interferon • ~25% develop intolerance or resistance • Data does not support long - term efficacy • Potentially serious side - effects, including cytopenia Control Hematocrit & Prevent Thrombotic Events 1. MPN Landmark Survey 2017, Trinity Primary Research 2019

PV Market

US Patients

- Large portion of the treated patient population appears to have imperfect control of HcT
- Signal of unmet need, room for an agent focused on HcT control
- We will continue to refine and identify the most appropriate segments


Patient Prevalence[1]
~160K
Diagnosed Patients[2]
~100K
Treated Patients[2]
~90K
HcT >45%[2]
~70K

Protagonist Therapeutics

[1] Mehta et al, 2014; [2] Based on internal metrics and third-party research

40

PTG - 300 Potential Positioning • Significant challenges with current standards • Substantial population experiencing uncontrolled hematocrit – More than 70% were not reaching the NCCN guideline of HcT of below 45%, – 55% of phlebotomy patients are not being managed to guidelines – Of patients were on a combination of HU + phlebotomy, 23% still had HcT tests consistently above 45% • Uncontrolled hematocrit may increase risk of major cardiovascular and thrombotic events – For patients who previously had a thrombotic event, 40% had at least another one since treatment – For patients who did not have any thrombosis before, 10% had at least one thrombotic event • There is a clear need for new non - cytoreductive therapies in PV – PTG - 300 has the potential to provide control of hematocrit without impacting white blood cell and platelet counts 41

PTG - 300 Clinical Update Sam Saks, MD Chief Medical Officer 42

PTG - 300 Phase 2 Study in Polycythemia Vera Patients 43 Clinical ‘Proof of Concept’ Study Design • Safety, dose finding and efficacy evaluation study • Inclusion criteria: ≥3 phlebotomies in past 6 months • Key endpoints – Safety – Maintain hematocrit <45% – Reduction in phlebotomies – Symptom scores: MPN - SAF TSS GOAL: Maintain hematocrit <45% Clinically Effective Dose Finding Phase * Efficacy Evaluation Phase* Randomized Withdrawal Phase Dose ± Titration Fixed Active/Placebo Dose Dose ± Titration Open Label Extension Phase * * Titrate every 4 weeks to maintain hematocrit < 45% Part 1 ─ Dose Finding – 28 Weeks Part 3 ─ Open Label Extension Part 2 ─ Blinded Withdrawal 20 mg 40 mg 80 mg 4 to 16 weeks 12 to 24 weeks Up to 12 weeks Up to 52 weeks

PTG - 300 Phase 2, Part 1 Dose Finding 28 Week Study • All dose compliant patients were phlebotomy free with persistent control of hematocrit levels to <45% – n=6, 4 to 28 weeks of treatment • Ferritin levels increased to normal levels in most patients • Safety profile: low rates of injection site reaction was the most common observation – similar with results of prior studies and there were no drug related discontinuation 44 Update on May 7th, 2020 Missed one dose due to pandemic 74 F 68 F 43 M 71 M 58 F 52 F 64 F Age/Gender Subject ID

45 PTG - 300 Polycythemia Vera Study Investigators at Sites Across the U.S. Cancer Specialists of North Florida, FL • Dr. Ayed Ayed MD Anderson Cancer Center, TX • Dr. Srdan Verstovsek Mt. Sinai School of Medicine, NY • Dr. Ronald Hoffman Moffitt Cancer Center, FL • Dr. Andrew Kuykendall Univ. of Kansas Cancer Center, KS • Dr. Abdulraheem Yacoub Karmanos Cancer Institute, MI • Dr. Jay Yang The Center for Cancer and Blood Disorders, MD • Dr. Victor Priego Mayo Clinic, AZ • Dr. Jean Palmer University of Michigan, MI • Dr. Kristen Pettit Weill Cornell Medical Center, NY • Dr. Ellen Ritchie Stanford, CA • Dr. Jason Gotlib Marin Cancer Center, CA • Dr. Peter Eisenberg Ocala Oncology, FL • Dr. Anju Vasudevan Study Website: https://ptg300pvstudy.com/

PTG - 300 Phase 2 Study Progress to Date • Expanded study to 50 patients and increased the number of study sites – Patients on either phlebotomy alone or in combination with stable doses with hydroxyurea , interferon or Jakafi – International sites added to the study • Enrollment of 50 patients by mid - 2021 based on current trajectory – 16 patients dosed in the study as of September 4 • Plan to submit updated data at a major medical conference in 2020 • Other – Orphan drug status granted by FDA – Pivotal study design underway in consultation with KOLs – Expect to discuss clinical development plan with FDA in 1H21 46

47 PTG - 300 Hepcidin Mimetic: MoA and New Opportunities David Liu, PhD Chief Scientific Officer, Head of R&D

45 High Hematocrit Liver Spleen Macrophage Bone Marrow STORED IRON Ferroportin (open) PV: Excess RBC Production PTG - 300: Reduces RBC Production Transferrin (TF) Iron (Fe) TF - FE Erythroblast JAK2 Red Blood Cell Normal Hematocrit Liver Spleen Macrophage Bone Marrow STORED IRON Ferroportin (closed) 45 PTG - 300 PTG - 300 Mechanism of Action Reduces Excessive RBC Production in Polycythemia Vera (PV) 48

PTG - 300: Potential Indications • Control of excessive RBC with a high demand for iron – Primary genetic: ▪ Polycythemia Vera ▪ Idiopathic erythrocytosis – Secondary pulmonary ▪ Chronic obstructive pulmonary disease (COPD) ▪ Cor pulmonale • Control of iron imbalance in organs and tissues – Hereditary Hemochromatosis – Porphyria cutanea tarda 49 Erythrocytosis and Iron Imbalance

Expansion of Hepcidin Franchise • Discovery of oral hepcidin mimetic – Achieved preclinical PoC with lead peptide and continuing optimization – Intend to submit abstract to a major medical conference in 2020 • Expanding IP for PTG - 300 and Structural Analogs – 8 total Composition - of - Matter patents issued/allowed in U.S. and Ex - U.S. – Exclusivity until 2034 not including patent term extensions – Multiple provisional applications filed as part of our patent life cycle management strategy 50 Oral Mimetics and Patent Portfolio

51 Q&A

PTG - 300 Opportunity Update • Significant unmet need in Polycythemia Vera (PV) • Continued progress with PTG - 300 in expanded Ph 2 POC study • Building a hepcidin mimetic franchise 52 Concluding Remarks